LEASE AMENDMENT NO. 1

This Lease Amendment No. 1 ("**Amendment**") is entered into as of the 13th day of AUGUST, 2005, between **CHEROKEE PROPERTIES, INC.**, a Missouri corporation ("**Landlord**") and **MAGNESIUM ELEKTRON NORTH AMERICA, INC.**, a Delaware corporation ("**Tenant**"), for the purpose of amending the Lease Agreement between Landlord and Tenant dated August 13, 2003 ("**Lease**"). Unless otherwise specified herein, all capitalized terms used herein shall have meanings assigned to them in the Lease.

WHEREAS, pursuant to the Lease, Tenant is currently occupying certain portions of the Property located at 1001 College Street, Madison, Illinois; and

WHEREAS, Landlord and Tenant desire to amend the Demised Premises on the terms and conditions contained herein.

For and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. Demised Premises. Effective as of 13th AUGUST, 2005 (the "**Effective Date**"), Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Demised Premises, on the terms and conditions of the Lease, as herein amended. Accordingly, on the Effective Date, Article 1 shall be amended as follows:

DEMISED PREMISES: The area of the Building labeled as the MEL Demised Premises on Exhibit A, attached hereto and incorporated herein, containing approximately 803,795 square feet, being:

Building #5	336,025
Building #7	187,500
Building #8	90,000
Tower 1	6,000
Building #1	56,020
Building #4	67,500
Building #9	60,750
TOTAL:	803,795

As of the Effective Date, the Available Rental Area shall be follows:

Building #6	307,400
Building #6	1,875
Building #2	15,000
Building #10	90,700
TOTAL:	414,975

STLD01-1183451-1 55793/4

All references to "Shared Common Area" and "MEL Licensed Area" shall be deleted from the Lease as of the Effective Date.

2. Proportionate Share. Effective as of the Effective Date, Article 1 of the Lease is hereby amended as follows:

PROPORTIONATE SHARE: 61.5%, a percentage equal to the square footage of the Demised Premises (803,795) divided by the square footage of the Property (1,308,145).

3. Binding Effect. Except as modified hereby, the Lease shall remain in full force and effect. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

LANDLORD:

CHEROKEE PROPERTIES, INC.

By: Chris A. Barnes
Name: Chris A. Barnes
Title: President

August 13, 2005

TENANT:

MAGNESIUM ELEKTRON NORTH AMERICA, INC.

By: C. J. Dagges
Name: Christopher J. Dagges
Title: Divisional Managing Director

STLD01-1183451-1 55793/4

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"A" CHEROKEE PROPERTIES MANUFACTURING FACILITf 1001 COLLEGE ST., MADISON, ILLINOIS MEL Demised Premises 803,795 sq.ft. Custom Steel Processing Premises 89,375 sq.ft, Available Rental Area 414,975 sq.ft, Total Area 1,308,145 sq.ft.